UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐ Preliminary	Proxy Statement
☐ Confidential,	for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive	Proxy Statement
☒ Definitive	Additional Materials
☐ Soliciting	Material Pursuant to §240.14a-12

Prudential Financial, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No	fee required.

☐ Fee	computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐ Fee	paid previously with preliminary materials.

☐    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

May 25, 2005

Your vote is important.

Dear Fellow Shareholder:

According to our latest records, we have not yet received your proxy for Prudential Financial’s Annual Meeting of Shareholders to be held on June 7, 2005.

We value your participation. Please take a moment to ensure that your shares are represented at the meeting by voting today. Instructions for voting are on the enclosed proxy card.

If you’ve already voted, please disregard this mailing.

Thank you for your assistance.

Sincerely,

Kathleen M. Gibson

Vice President, Secretary and Corporate Governance Officer

NOTE: The voting deadline for phone and Internet is 11:59 p.m. EDT, June 6, 2005. Votes by mail must be received by the close of voting at the Annual Meeting on June 7, 2005.

Prudential Financial, Inc.

c/o Proxy Services

P.O. Box 9150

Farmingdale, NY 11735-9807

Please vote now.

There are three easy ways to vote…

000000000000

SAMPLE A SAMPLE

100 MAIN STREET

ANYWHERE, USA 00000

BY PHONE

1. Be sure to have this form ready when voting by phone.

2. Call 1-800-690-6903.

Deadline: 11:59 p.m. EDT, June 6, 2005

or

BY INTERNET

1. Be sure to have this form ready when voting by Internet.

2. Go to www.proxyvote.com

Deadline: 11:59 p.m. EDT, June 6, 2005

or

BY MAIL

1. Complete the proxy card below.

2. Return it in the enclosed postage-paid envelope.

Deadline: Must be received by close of voting at Annual Meeting on June 7, 2005

Shareholders can also vote at the Annual Meeting on June 7, 2005.

123,456,789,012.00000

1111 2222 3333

A/C 1234567890123456789

Detach and use this proxy card to vote by mail.

Please mark boxes in blue or black ink.

PROXY CARD

Do not return this card if a phone or Internet vote was submitted.

The Board of Directors recommends a vote FOR the following actions.

1. Election of Directors

Nominees: (01) James G. Cullen (02) James A. Unruh

(03) Gordon M. Bethune

FOR AGAINST ABSTAIN

2. Ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for the year ending December 31, 2005.

3. Approval to amend the Company’s Certificate of Incorporation to Declassify the Board of Directors.

4. Approval of the Prudential Financial, Inc. Employee Stock Purchase Plan.

SIGNATURE 1 DATE

1111 2222 3333 123456789012

FOR

ALL

WITHHOLD

ALL

FOR ALL

EXCEPT

TO WITHHOLD A NOMINEE, MARK “FOR ALL EXCEPT” AND WRITE THE NUMBER OF THE NOMINEE(S) BELOW.

NOTE: Please sign exactly as owner name or names appear above. For joint accounts, each owner should sign. When signing as officer, executor, administrator, attorney, trustee or guardian, or in any other legal capacity, please give full title(s) with signature.

SIGNATURE 2 (JOINT OWNER) DATE

Admission Ticket – Annual Meeting of Shareholders

June 7, 2005, 2:00 p.m. EDT at Prudential's Corporate Headquarters, 751 Broad Street, Newark, New Jersey
Parking will be available in the EDISON PARKING LOT—Transportation will be available to the meeting site.

From NJ Turnpike (North & South); George Washington Bridge; Lincoln Tunnel: Take the NJ Turnpike to Exit 15W. Take Rte 280 West to Exit 15 (first exit across bridge). At bottom of ramp, turn left onto Broad St. Follow Broad St to Edison Place. Turn left onto Edison Place. Go one and a half blocks. Edison Parking Lot will be on your right.

From the Holland Tunnel (Lower Manhattan): Exit the Holland Tunnel, follow signs to Pulaski Skyway. Take the first exit marked "Downtown Newark" to Raymond Blvd to Mulberry St (three traffic lights after Amtrak overpass/ Penn Station Newark). Make a left onto Mulberry St. Turn left onto Edison Place (one block after Market St). Edison Parking Lot will be on your right.

From Staten Island: Cross Goethals Bridge and follow signs to Rte 1&9 North. Proceed on Rte 1&9 North toward Rte 21&22 Newark. Follow signs to McCarter Hwy/Rte 21 Newark. Take McCarter Hwy/Rte 21 to Edison Place (approximately 2.5 miles). Make left onto Edison Place. Edison Parking Lot will be on your left.

From Route 24; Route 78 East: Take Exit 57. Follow signs to Rte 21 North. Take McCarter Hwy/Rte 21 North to Edison Place. Make left onto Edison Place. Edison Parking Lot will be on your left.

From Route 280 East: Take Exit 15 for Rte 21 South. Take McCarter Hwy/Rte 21 South to Edison Place. Make right onto Edison Place. Edison Parking Lot will be on your left.

From Garden State Parkway (North & South): Take Exit 145 for Rte 280 East. Follow Rte 280 East to Exit 15 for Rte 21 South. Take McCarter Hwy/Rte 21 South to Edison Place. Make right onto Edison Place. Edison Parking Lot will be on your left.



Central Ave
Broad St
NJPAC
Park Place
Center St
Passaic River
New St
Military Park
McCarter Highway
N
Washington St
Park St
Mulberry St
Map not to scale
Raymond Blvd
Commerce St
Prudential Corporate Headquarters
Halsey St
Bank St
Clinton St
Newark Penn Station
Market St
Edison Place
Branford Place
P
Edison Visitor Lot
Hamilton St

SHAREHOLDERS MUST BRING THIS ADMISSION TICKET TO THE ANNUAL MEETING. This ticket admits a shareholder and one guest. *For your safety, all personal items—including bags and briefcases—are subject to inspection. The use of photographic and recording devices is prohibited in the building. Cell phone use is permitted only in the first floor lobby. No personal items, with the exception of purses, may be carried into the meeting area.* The location is accessible to handicapped persons and, upon request, we will provide wireless headsets for hearing amplification.

PRUDENTIAL FINANCIAL, INC.

This proxy is solicited on behalf of the Board of Directors of Prudential Financial, Inc. for the Annual Meeting of shareholders to be held at 2:00 p.m. on June 7, 2005.

The undersigned, having received the Notice of Meeting and Proxy Statement dated April 11, 2005, appoints Arthur F. Ryan, John M. Liftin, and C. Edward Chaplin, and each of them, as proxies, with full power of substitution, to represent and vote all of the undersigned's shares of Common Stock of Prudential Financial, Inc. at the Annual Meeting of shareholders to be held at 2:00 p.m. EDT, June 7, 2005, at Prudential's Corporate Headquarters, 751 Broad Street, Newark, New Jersey, or at any adjournment or postponement thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on the reverse side of this card. ***If no directions are given, the proxies will vote in accordance with management's recommendations as listed on the reverse side of this card and at their discretion on any other matter that may properly come before the meeting.***